UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2008

Dayton Superior Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-11781	31-0676346
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7777 Washington Village Drive, Dayton, Ohio	45459
(Address of principal executive offices)	(Zip Code)

937-428-6360
(Registrant's telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On July 30, 2008, Dayton Superior Corporation (the “Company”) issued a press release containing summary financial results for the second quarter and first half of 2008.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(c)  Exhibits.  The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

99.1  Press Release of the Company dated July 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAYTON SUPERIOR CORPORATION

Date:	July 30, 2008	By:	/s/ Edward J. Puisis
Edward J. Puisis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated July 30, 2008